LETTER IN LIEU OF TRANSFER ORDER

Attention: Division Order Department

Re: Letter in Lieu of Transfer Orders

Ladies and Gentlemen:

Your company (the “Payor”) has been disbursing to UNITED HERITAGE CORPORATION, LOTHIAN OIL INC., LOTHIAN OIL (USA) INC., LOTHIAN OIL TEXAS I, INC. and/or UHC NEW MEXICO CORPORATION (collectively, “Assignor”), Assignor’s share of revenues derived from the sale of oil, gas and other minerals produced from the interest in those certain oil and gas properties described on Exhibit “A” attached hereto (collectively the “Properties”). Assignor has made an assignment of such production to STERLING BANK (“Sterling Bank”), effective as of 7:00 o’clock a.m. on the date set forth below.

EFFECTIVE DATE OF TRANSFER:

Payor is hereby authorized and directed to remit the revenues from the sale of oil, gas and other minerals produced from the Properties on and after such effective time and date that are attributable to Assignor’s interest in the Properties to Sterling Bank at the following address:

Sterling Bank Attn: Energy Lending Group 2550 North Loop West, Suite 800 Houston, Texas 77092 Attn: Lothian Oil Inc.
Sterling Bank acknowledges and agrees that its receipt of the payment of such proceeds from Payor shall be subject to the terms of any currently effective division or transfer orders applicable to Assignor’s interest in the Properties.

Assignor hereby ratifies, adopts and confirms his assignment and transfer to Sterling Bank, and does hereby assign and transfer to Sterling Bank, as of the above effective time and date, the interest in oil, gas and other minerals produced from the Properties, together with all proceeds and accounts resulting from the sale thereof.

Very truly yours,

STERLING BANK,

By:	/s/ Daniel G. Steele
Daniel G. Steele,
Senior Vice President

UNITED HERITAGE CORPORATION

By:	/s/ C. Scott Wilson
C. Scott Wilson,
Chief Executive Officer and President

LOTHIAN OIL INC.

By:	/s/ C. Scott Wilson
C. Scott Wilson,
Chief Financial Officer

LOTHIAN OIL (USA) INC.

By:	/s/ C. Scott Wilson
C. Scott Wilson,
Chief Financial Officer

LOTHIAN OIL TEXAS I, INC.

By:	/s/ C. Scott Wilson
C. Scott Wilson,
Chief Financial Officer

UHC NEW MEXICO CORPORATION

By:	/s/ C. Scott Wilson
C. Scott Wilson,
Chief Executive Officer and President

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the 16th day of June 2006, by Daniel G. Steele, Senior Vice President, of Sterling Bank, a Texas state chartered banking institution, on behalf of said banking institution.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this 15th day of June 2006, by C. Scott Wilson, Chief Executive Officer and President of United Heritage Corporation, a Utah corporation, on behalf of said corporation.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this 15th day of June 2006, by C. Scott Wilson, Chief Financial Officer of Lothian Oil Inc., a Delaware corporation, on behalf of said corporation.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
This instrument was acknowledged before me on this 15th day of June 2006, by C. Scott Wilson, Chief Financial Officer of Lothian Oil (USA) Inc., a Texas corporation, on behalf of said corporation.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this 15th day of June 2006, by C. Scott Wilson, Chief Financial Officer of Lothian Oil Texas I, Inc., a Texas corporation, on behalf of said corporation.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
This instrument was acknowledged before me on this 15th day of June 2006, by C. Scott Wilson, President and Chief Executive Officer of UHC New Mexico Corporation, a New Mexico corporation, on behalf of said corporation.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS